                                                                 EX-99.(j)(i)



                               CONSENT OF COUNSEL

        I hereby consent both to the reference to my name under the heading "Legal Opinions" in the Statement of Additional Information constituting part of this Post-Effective Amendment to the Registration Statement on Form N-1A for The Park Avenue Portfolio and to the filing of this consent as an exhibit to said Amendment.



                                               /s/ Richard T. Potter, Jr.
                                               --------------------------
                                               Richard T. Potter, Jr.
                                               Vice President and Counsel

January       , 2003



                                       1